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                                                                      EXHIBIT 23


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements, File Numbers 33-47056, 33-51231, 33-51920, 33-56507
and 33-57555.

                                            ARTHUR ANDERSEN LLP


Detroit, Michigan,
June 10, 1998.